UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant To Section 14(a) Of
                       The Securities Exchange Act Of 1934

Filed by the Registrant[X]      Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[  ]     Preliminary Proxy Statement
[  ]     Confidential, for Use of the Commissions Only (as permitted by
         Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[  ]     Definitive Additional Materials
[  ]     Soliciting Material Pursuant to Section 240.14a-12

                            CVD EQUIPMENT CORPORATION
                (Name of Registrant as Specified in its Charter)

                                       N/A
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X] No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount previously paid:
(2)  Form, Schedule or registration Statement No.:
(3)  Filing Party:
(4)  Date Filed:

                            CVD EQUIPMENT CORPORATION
                               1860 Smithtown Ave.
                           Ronkonkoma, New York 11779

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                         TO BE HELD ON DECEMBER 12, 2007



Dear Shareholders:

NOTICE IS HEREBY GIVEN, that the 2007 Annual Meeting of Shareholders of CVD Equipment Corporation (the "Company") will be held at 10:00 A.M., Eastern Standard Time on December 12, 2007 at the Company's headquarters located at 1860 Smithtown Avenue, Ronkonkoma, New York 11779. At the meeting, you will be asked to vote on:

     1. The election of five directors to the Board of Directors of the Company to serve until the 2008 Annual Meeting of Shareholders;

     2. The ratification of the appointment by the Audit Committee of the Board of Directors of the Company in appointing Moore Stephens, P.C. as the Company's independent registered public accountants for the year ending December 31, 2007;

     3.   To approve the 2007 Share Incentive Plan; and

     4. The transaction of such other and further business as may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed October 31, 2007 as the record date for determining Shareholders entitled to receive notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Only Shareholders of record at the close of business on October 31, 2007 are entitled to notice of, and to vote at, the meeting.

Your vote is important to us. Whether or not you intend to be present at the meeting, please sign and date the enclosed proxy card and return it in the enclosed envelope.

The foregoing items of business are more fully described in the accompanying proxy statement.


                           By Order of the Board of Directors,

                           /s/ Leonard A. Rosenbaum
                           --------------------------------
                               Leonard A. Rosenbaum
                               Chairman, President and Chief Executive Officer

Dated:  October 31, 2007
Ronkonkoma, New York

                            CVD EQUIPMENT CORPORATION
                              1860 Smithtown Avenue
                           Ronkonkoma, New York 11779

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS

                                December 12, 2007

                                  INTRODUCTION

This proxy statement and the accompanying proxy card is furnished in connection with the solicitation by the Board of Directors of CVD Equipment Corporation, a New York corporation (the "Company"), of proxies for use at the 2007 Annual Meeting of Shareholders (the "Annual Meeting") to be held at the Company's headquarters at 1860 Smithtown Avenue, Ronkonkoma, New York 11779 at 10:00 A.M. Eastern Standard Time, on December 12, 2007, or at any adjournment or postponement thereof, for the purposes set forth in this proxy statement and the accompanying Notice of Annual Meeting of Shareholders. This proxy statement and the accompanying proxy card is first being mailed to Shareholders on or about November 5, 2007 to all Shareholders entitled to vote at the Annual Meeting.

                       VOTING PROCEDURES AND SOLICITATION

Your Vote Is Important

Whether or not you plan to attend the meeting, please complete and return the enclosed proxy card. Your prompt voting may save the Company the expense of the following up with a second mailing. A return envelope (postage paid if mailed in the United States) is enclosed for that purpose.

Methods of Voting

You may vote by signing and returning the enclosed proxy card or by voting in person at the meeting. If you send in a proxy card, and also attend the meeting in person, the proxy holders will vote your shares as you instructed on your proxy card, unless you inform the Secretary at the meeting that you wish to vote in person.

Revoking a Proxy

You may revoke your proxy by:

[X]  Signing and returning another proxy card at a later date;

[X]  Sending written notice of revocation to the attention of the Secretary to:

              CVD Equipment Corporation
              1860 Smithtown Avenue,
              Ronkonkoma, NY 11779; or

[X]  Informing the Secretary and voting in person at the meeting.

To be effective, a later-dated proxy or written revocation must arrive at the above address before the start of the meeting.

Proxy Solicitation

The enclosed proxy card is being solicited on behalf of the Board of Directors. The Company will pay all costs of preparing, assembling and mailing the proxy materials. In addition to mailing out proxy materials, the Company's directors, officers and employees may, without being additionally compensated, solicit proxies by telephone or fax. The Company has requested brokers, banks and other fiduciaries to forward proxy materials to the beneficial owners of the Company's common stock. No additional compensation will be paid for such solicitation. The Company does not expect to employ anyone else in the solicitation of proxies.

How Proxy Cards Are Voted

The proxy holders named on the proxy card are Leonard Rosenbaum, the Company's Chairman, President and Chief Executive Officer, and Glen R. Charles, the Company's Chief Financial Officer and Secretary. The proxy holders will vote shares according to the Shareholder instructions on the proxy card. If a signed proxy card does not contain instructions, then the proxy holders will vote the shares (1) "FOR" the election of the director nominees listed on the card; (2) "FOR" ratifying the appointment of Moore Stephens, P.C. as the Company's independent public accountants for the year ending December 31, 2007; (3)"FOR" the approval of the 2007 Share Incentive Plan; and (4) in their discretion, on any other business that may properly come before the meeting.

Broker Non-Votes

A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular item, and has not received instructions from the beneficial owner. Broker non-votes count for quorum purposes but not for voting purposes.

Quorum and Votes Required

A majority of the outstanding shares of common stock entitled to vote represented at the Annual Meeting in person or by proxy constitute a quorum. Only votes "FOR" or "AGAINST" a proposal count. Abstentions and broker non-votes will count towards the quorum but not for voting purposes.

Directors are elected by a plurality of the votes cast, so the five nominees receiving the most votes will be elected. Shareholders who do not wish to vote for one or more of the individual nominees may withhold authority as directed in the proxy card.

The proposal to ratify the appointment of the independent auditors for the year ending December 31, 2007 requires the affirmative vote of the holders of a majority of shares of common stock present or represented by proxy at the Annual Meeting and entitled to vote.

Voting Rights, Shares Outstanding and Votes Per Share

Holders of common stock at the close of business on the record date of October 31, 2007 are entitled to vote at the meeting.

As of the close of business on October 31, 2007, there were 4,715,000 shares of common stock outstanding.

Each share of common stock is entitled to one vote.

Householding of Annual Meeting Materials

Some banks, brokers and other nominee record holders may be participating in the practice of "householding" proxy statement and annual reports. This means that only one copy of our proxy statement and annual report to Shareholders may have been sent to multiple Shareholders in your household. The Company will promptly deliver a separate copy of either document to you if you contact the Secretary at the following address or telephone number: CVD Equipment Corporation, 1860 Smithtown Avenue, Ronkonkoma, NY 11779; telephone: (631) 981-7081. If you want to receive separate copies of the proxy statement or the annual report to Shareholder in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact the Company at the above address or telephone number.

          PROPOSAL 1: ELECTION OF DIRECTORS AND MANAGEMENT INFORMATION

At the time of the Annual Meeting, the Board of Directors will consist of five incumbent members who are seeking to be elected at the meeting to serve until the next annual meeting or special meeting of Shareholders at which a new Board of Directors is elected and until their successors shall have been elected and qualified. The accompanying proxy card will be voted in favor of the following persons to serve as directors, unless the Shareholder indicates to the contrary on the proxy card. Each of the nominees is currently one of the Company's directors. See "Information Regarding Executive Officers and Directors" for biographical information as to each nominee.

The Board of Directors has nominated Leonard A. Rosenbaum, Alan H. Temple, Jr., Martin J. Teitelbaum, Conrad J. Gunther and Bruce T. Swan for election as the Company's directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL 1 TO ELECT AS DIRECTORS THE FIVE NOMINEES PROPOSED BY THE BOARD OF DIRECTORS.

Information Regarding our Board of Directors

Our Board of Directors consists of five members, four of which have been determined to be "independent" as defined by the applicable rules of the NASDAQ Capital Market ("NASDAQ"). These "independent" directors are Messrs. Gunther, Temple, Teitelbaum and Swan. Consistent with NASDAQ requirements, we require that a majority of our Board of Directors be "independent" directors.

The Company's common stock is listed on the NASDAQ. The Company is a small business issuer under the rules and regulations of the Securities and Exchange Commission.

The primary responsibilities of our Board of Directors are to provide oversight, strategic guidance, counseling and direction to our management. Our Board of Directors meets on a regular basis and additionally as required. Written or electronic materials are distributed in advance of meetings as a general rule and our Board of Directors schedules meetings with, and presentations from, members of our senior management on a regular basis and as required.

Directors are elected at the Annual Meeting of Shareholders and hold office until our next Annual Meeting and until their successors are elected and qualified. Officers are appointed by the Board of Directors and serve at the pleasure of the Board of Directors.

The Board of Directors held five meetings during the 2006 fiscal year. All of the directors attended at least 75% of the meetings of the Board of Directors and of the committees on which they served. While we encourage all members of the Board of Directors to attend annual meetings of Shareholders, there is no formal policy as to their attendance. At last year's annual meeting of Shareholders, all five members of the Board of Directors attended the meeting.

             INFORMATION REGARDING EXECUTIVE OFFICERS AND DIRECTORS

The following table sets forth the names, ages and positions within the Company of each of our directors and executive officers.

Name                       Age     Position(s) with the Company
----                       ----    ----------------------------
Leonard A. Rosenbaum        61     Chairman of the Board of Directors,
                                     Chief Executive Officer and President
Alan H. Temple, Jr.         74     Director and Chairman - Compensation
                                     Committee

Name                      Age      Position(s) with the Company
----                      ----     ----------------------------
Martin J. Teitelbaum      57       Director and Assistant Secretary
Conrad J. Gunther         61       Director and Chairman-Audit Committee
Bruce T. Swan             75       Director and Chairman-Nominating, Governance
                                     and Compliance Committee
Glen R. Charles           54       Chief Financial Officer, and Secretary

Business Experience:

The principal occupation and business experience of each of the Directors and executive officers are as follows:

Leonard A. Rosenbaum
--------------------

Leonard A. Rosenbaum founded the Company in 1982 and has been our President, Chief Executive Officer and has served as Chairman of the Board of Director since that time. From 1971 until 1982, Mr. Rosenbaum was President, Director and a principal Shareholder of Nav-Tec Industries, a manufacturer of semiconductor processing equipment similar to the type of some of the equipment that we currently manufacture. From 1966 to 1971, Mr. Rosenbaum was employed by a division of General Instrument Corporation, a manufacturer of semiconductor materials and equipment.

Alan H. Temple, Jr.
-------------------

Alan H. Temple, Jr. has served as a member of our Board of Directors since 1987. Mr. Temple earned an MBA at Harvard University and has been President of Harrison Homes Inc., a building and consulting firm located in Pittsford, New York since 1977.

Martin J. Teitelbaum
--------------------

Martin J. Teitelbaum has served as a member of our Board of Directors since 1985. Mr. Teitelbaum is an attorney, who, since 1988, has conducted his own private practice, the Law Offices of Martin J. Teitelbaum. Prior to establishing his own firm, Mr. Teitelbaum was a partner at Guberman and Teitelbaum from 1977 to 1987. Mr. Teitelbaum currently acts as our Assistant Secretary. Mr. Teitelbaum earned a B.A. in Political Science from the State University of New York at Buffalo and a Juris Doctor from Brooklyn Law School.

Conrad J. Gunther
-----------------

Conrad J. Gunther has served as a member of our Board of Directors since 2000. Mr. Gunther has extensive experience in mergers and acquisitions and raising capital through both public and private means. He also has extensive experience in executive management in the banking industry. He also serves on the board of directors of GVC Venture Corp., a public company. For the past five years, Mr. Gunther has been the President of E-Billsolutions, Inc., a company that provides credit card processing to internet, mail order and telephone order merchants.

Bruce T. Swan
-------------

Bruce T. Swan has served as a member of our Board of Directors since 2003. Mr. Swan has extensive banking, export and international credit experience and has been retired for more than five years. Mr. Swan has held the positions of Deputy Manager at Brown Brothers Harriman and Co., Assistant Treasurer at Standard Brands Incorporated, Assistant Treasurer at Monsanto Corporation, Vice President and Treasurer at AM International Inc. and President and Founder of Export Acceptance Company, LLC. Mr. Swan received his MBA from Harvard University and is a former adjunct faculty member of New York University's Stern School of Business Administration.

Glen R. Charles
---------------

Glen R. Charles has been our Chief Financial Officer and Secretary since January 2004. From 2002 until 2004, he was the Director of Financial Reporting for Jennifer Convertibles Inc., the owner and licensor of the largest group of sofabed specialty retail stores in the United States. From 1994 to 2002, Mr. Charles was the Chief Financial Officer of Trans Global Services, Inc., a provider of temporary technical services to the aerospace, aircraft, electronics and telecommunications markets. Mr. Charles has also had his own business in the private practice of accounting. Mr. Charles is a Certified Public Accountant and earned his B.S. in Accounting from the State University of New York at Buffalo.

                      COMMITTEES OF OUR BOARD OF DIRECTORS

We have a standing Stock Option and Compensation Committee, Audit Committee and Nominating, Governance and Compliance Committee.

Audit Committee.  The members of the Audit Committee are Conrad J. Gunther, Alan
H. Temple, Jr. and Bruce T. Swan. Our Board of Directors has determined that Messrs. Gunther, Temple and Swan are "independent" under Rule 10A-3(b) of the Exchange Act. The Board of Directors has determined that Mr. Gunther is an "audit committee financial expert" within the meaning of Item 407(d)(5) of Regulation S-K promulgated under the Exchange Act.

Our Audit Committee recommends our independent accountants for appointment to audit our financial statements and to perform services related to the audit, reviews the scope and results of the audit, reviews with management and the independent accountants our annual and quarterly operating results, considers the adequacy of the internal accounting procedures and controls, considers the effect of such procedures and controls on the accountant's independence and establishes policies for business values, ethics and employee relations. During the fiscal year ended December 31, 2006, the Audit Committee held five meetings. A copy of the Audit Committee Charter, as amended, is available on the Company's web site at www.cvdequipment.com and will be provided to any person without charge upon written request to the Company's address to the attention of the Secretary.

Stock Option and Compensation Committee. The Stock Option and Compensation Committee was formed through the merger in 2006 of the Stock Option Committee and the Compensation Committee. The Stock Option and Compensation Committee currently consists of Conrad J. Gunther, Alan H. Temple, Jr., Bruce T. Swan and Martin J. Teitelbaum. The Stock Option and Compensation Committee has broad discretion in determining the persons to whom equity incentives are to be granted and the terms and conditions of the award, including the type of award, the exercise price and term and restrictions and forfeiture conditions. The Committee also reviews, approves and makes recommendations regarding our compensation policies, practices and procedures. All of the member of the Stock Option and Compensation Committee currently qualify as independent under the rules of the NASDAQ. During the fiscal year ended December 31, 2006, the Stock Option and Compensation Committee held one meeting.

Nominating, Governance and Compliance Committee. The Nominating, Governance and Compliance Committee consists of Bruce T. Swan, Conrad J. Gunther, Martin J.
Teitelbaum and Alan H. Temple, Jr. This Committee's role is to make recommendations to the full Board of Directors as to the size and composition of the Board of Directors and to make recommendations as to particular nominees. All members of the Nominating, Governance and Compliance Committee currently qualify as independent under the rules of the NASDAQ. During the fiscal year ended December 31, 2006, the Nominating, Governance and Compliance Committee held one meeting.

The Nominating, Governance and Compliance Committee may consider candidates recommended by Shareholders as well as from other sources such as other directors or officers, third party search firms or other appropriate sources.

For all potential candidates, the Nominating Governance and Compliance Committee may consider all factors it deems relevant, such as a candidate's personal integrity and sound judgment, business and professional skills and experience, independence, knowledge of the industry in which we operate, possible conflicts of interest, diversity, the extent to which the candidate would fill a present need on the Board, and concern for the long-term interests of the Shareholders. Candidates recommended by Shareholders will be considered on the same basis as candidates from other sources. If a Shareholder wishes to nominate a candidate to be considered for election as a director at the 2008 Annual Meeting of Shareholders, he or she must submit nominations in accordance with the procedures set forth in "Shareholder Proposals For Next Annual Meeting." If a Shareholder wishes simply to propose a candidate for consideration as a nominee by the Nominating, Governance and Compliance Committee, he or she should submit any pertinent information regarding the candidate to the members of the Nominating, Governance and Compliance Committee of CVD Equipment Corporation, c/o Secretary, 1860 Smithtown Ave., Ronkonkoma, New York 11779.

A copy of the Nominating, Governance and Compliance Committee Charter is available on the Company's website at www.cvdequipment.com. and will be provided to any person without charge upon written request to the Company's address to the attention of the Secretary.

Shareholder Communications

The Board of Directors provides a process by which Shareholders may communicate with the Board, including non-management members. Shareholders who wish to communicate with the Board may do so by sending written communications addressed to any member or the entire Board of Directors of CVD Equipment Corporation, c/o Secretary, 1860 Smithtown Ave., Ronkonkoma, New York 11779. All mail received at the above address that is addressed to the Board of Directors or any member of the Board will be relayed by the Company to the Board of Directors or Board member. On a periodic basis, all such communications will be compiled by the Secretary and submitted to the Board of Directors or the specific Board member to whom the communications are addressed.

Code of Conduct and Ethics

The Board of Directors has adopted a Corporate Code of Conduct and Ethics, which applies to all directors, officers and employees, including the Company's principal executive officer and principal financial officer. A copy of the Code of Conduct and Ethics is available on the Company's web site at www.cvdequipment.com and will be provided to any person without charge upon written request to the Company's address to the attention of the Secretary.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of October 25, 2007 information regarding the beneficial ownership of the Company's common stock by (a) each person who is known to the Company to be the owner of more than five percent of the Company's common stock, (b) each of the Company's directors, (c) each of the named executive officers, and (d) all directors and executive officers and executive employees as a group. For purpose of this table, a person or group of persons is deemed to have beneficial ownership of any shares that such person has the right to acquire within 60 days of October 25, 2007.


                                                     Amounts and Nature of
Name and Address of Beneficial Owner (1)             Beneficial Ownership (2)           Percent of Class
----------------------------------------             ------------------------           ----------------
Leonard A. Rosenbaum                                          1,355,850 (3)                    28.6%
Alan H. Temple, Jr.                                             174,000 (5)                     3.8
Martin J. Teitelbaum                                             65,000 (6)                     1.4
Conrad J. Gunther                                                39,000 (7)                      *
Bruce T. Swan                                                    28,000 (8)                      *
Glen R. Charles                                                   7,500 (9)                      *
Directors and executive officers and
executive employees as a group (six (6)
persons)                                                      1,669,350                        35.8


                                                     Amounts and Nature of
Name and Address of Beneficial Owner (1)             Beneficial Ownership (2)           Percent of Class
----------------------------------------             ------------------------           ----------------
Michael A. Roth                                                  400,000 (4)                   8.5
3600 South Lake Drive
St. Francis, Wisconsin 53235
Brian J. Stark                                                   400,000 (4)                   8.5
3600 South Lake Drive
St. Francis, Wisconsin 53235

Five (5) percent owners as a group                             1,755,850                      37.0

--------------------------------------------------------------------
*Less than 1% of the outstanding common stock or less than 1% of the voting power.

(1) Except as otherwise noted, the address of all parties listed is c/o CVD Equipment Corporation, 1860 Smithtown Avenue, Ronkonkoma, New York 11779.

(2) All of such shares are owned directly with sole voting and investment power, unless otherwise noted below.

(3) Includes options to purchase 29,000 shares of common stock. Does not include options to purchase 7,000 shares of common stock.

(4) Mr. Roth and Mr. Stark share voting and investment power over and beneficially own a total of 400,000 shares of common stock. Mr. Roth and Mr. Stark are the managing members of Stark Offshore Management LLC, which acts as investment manager and has sole power to direct the management of Stark Master Fund Ltd. which directly owns 400,000 shares of common stock. The address of Stark Master Fund Ltd. is 3600 South Lake Drive, St. Francis, Wisconsin 53235.

(5) Includes options to purchase 17,500 shares of common stock. Does not include options to purchase 7,000 shares of common stock.

(6) Includes 2,000 shares held by Mr. Teitelbaum's wife as to which Mr. Teitelbaum disclaims beneficial ownership and options to purchase 29,000 shares of common stock. Does not include options to purchase 7,000 shares of common stock.

(7) Includes options to purchase 29,000 shares of common stock. Does not include options to purchase 7,000 shares of common stock.

(8) Includes options to purchase 14,000 shares of common stock. Does not include options to purchase 7,000 shares of common stock.

(9) Includes options to purchase 7,500 shares of common stock. Does not include options to purchase 7,500 shares of common stock.


                             EXECUTIVE COMPENSATION

Summary Compensation Table

     The following  table sets forth for each of the named  executive  officers:
(i) the dollar value of base salary and bonus earned during the years ended December 31, 2006 and 2005; (ii) the aggregate grant date fair value of stock and option awards granted during such year; (iii) the dollar value of earnings under non-equity incentive plans; (iv) the change in pension value and non-qualified deferred compensation earnings for such year; (v) all other compensation for the year; and (vi) the dollar value of total compensation for such year.


Name and                                        Option                  All Other
Principal position              Year            Salary     Awards(1)    Compensation   ($)         Total ($)
------------------           -----------       ---------  ---------     ------------------         ----------

Leonard A. Rosenbaum            2006           $162,742    $28,138              --                  $190,880
  President and Chief           2005            162,742         --              --                   162,742
  Executive Officer

Glen R. Charles                 2006            115,337      5,063              --                   120,400
  Secretary and Chief           2005            110,000         --              --                   110,000
  Financial Officer

------------------------------------
     (1) Amounts shown do not reflect compensation actually received by the named executive officer. Instead, the amounts shown are the compensation costs recognized by us in 2006 for option awards as determined pursuant to FAS 123(R). See additional information regarding the Option Awards under the section of this proxy entitled "Our Stock Option Plans" below.

Grants of Plan-Based Awards

We did not grant any stock options or stock awards to the named executive officers during 2006.

Outstanding Equity Awards at Year-End

The following table sets forth the outstanding equity awards to our named executive officers at the end of 2006.


                                                                          Option Awards
                            ------------------------------------------------------------------------------------------
                                   Number of                   Number of
                             Securities Underlying       Securities Underlying           Option           Option
                              Unexercised Options         Unexercised Options        Exercise Price     Expiration
Name                            (#) Exercisable            (#) Unexercisable              ($)              Date
----------------------------------------------------------------------------------------------------------------------

Leonard A. Rosenbaum,                     10,000                   --                        2.00          8/1/2007
President and Chief                       15,000                   --                        1.40         9/23/2010
Executive Officer                          7,000                 14,000                      4.10         9/13/2012
----------------------------------------------------------------------------------------------------------------------
Glen R. Charles, Chief                     3,750                 11,250                      2.26         6/16/2012
Financial Officer and
Secretary

Pension Benefits

We did not provide any pension benefits to the named executive officers during 2006.

Nonqualified Deferred Compensation

We did not pay nonqualified deferred compensation to any named executive officer during 2006.

Director Compensation

The following table represents director compensation for 2006.

                                     Option
      Name                           Awards                    Total
      ----                           ------                    -----

Alan H. Temple, Jr.                   $28,138                  $28,138
Martin J. Teitelbaum                   28,138                   28,138
Conrad J. Gunther                      28,138                   28,138
Bruce T. Swan                          28,138                   28,138

(1) Amounts shown do not reflect compensation actually received by the named director. Instead, the amounts shown are the compensation costs recognized by us in 2006 for option awards as determined pursuant to FAS 123(R) These compensation costs reflect option awards granted prior to 2006. The assumptions used to calculate the value of option awards are set forth under the section of this proxy entitled "Our Stock Option Plans" below.

Our directors are not regularly compensated for being on the Board of Directors and the directors did not receive any compensation in 2006. Leonard A. Rosenbaum, a director and employee of the company, is compensated by the Company in connection with his employment as our President and Chief Executive Officer. Mr. Rosenbaum's compensation as President and Chief Executive Officer is set forth in the summary compensation table above. The Stock Option and Compensation Committee, which is comprised of all of the members of the Board of Directors with the exception of Leonard A. Rosenbaum, has the authority to grant stock options to members from time to time. In September, 2005, the Stock Option and Compensation Committee granted non-qualified stock options to purchase 21,000 shares of the company's common stock to each member of the Board of Directors. These options were issued at a grant price equal to the then current market price of $4.10. These options became exercisable as to 33.3% of the underlying shares with options to purchase 1,750 shares becoming exercisable every three months beginning January 13, 2007. These options expire on September 13, 2012.

                            EQUITY COMPENSATION PLANS

The following table provides information about shares of our common stock that may be issued upon the exercise of options under all of our existing compensation plans as of December 31, 2006.


                           Number of securities
                           to be issued upon         Weighted-average
                           exercise of               exercise price of         Number of securities
                           outstanding options,      outstanding options,      remaining available
                           warrants and rights       warrants and rights       for future issuance

 Plan Category

Equity compensation
plans approved by
security holders (1)               248,500                    $ 2.73                   345,250

Equity compensation
plans not approved by
security holders                       0                          0                       0

         Total                     248,500                     $2.73                   345,250
-------------------------

(1) Reflects aggregate options outstanding under our Non-Qualified Stock Option Plan.

Our Stock Option Plans

The Company maintains two stock option plans.

1989 "Key Employee" Stock Option Plan. On June 15, 1989, we instituted the 1989 "Key Employee" Stock Option Plan, a non-qualified stock option plan (the "Plan"). In connection therewith, 700,000 shares of the Company's common stock are reserved for issuance pursuant to options that may be granted under the Plan through June 30, 2009. The purchase price of the common stock under each option granted under the Plan shall be no lower than the average bid price per share, calculated on a monthly basis, than the common stock (as reported by NASDAQ) traded during the calendar year immediately preceding the year in which the option is granted. On June 3, 1996, the Company issued 84,000 options which expire ten years from the date of grant. None of these options were exercisable until June 3, 1999. The option price was less than the fair market value per share on the date the 1996 options were granted. On April 15, 1998, 140,000 options were granted to employees under the Plan. Options granted in 1998 vest straight-line over a four-year period following the date of grant and expire five years after the date of grant. On July 16, 1999, 52,500 options were granted to employees under this Plan. Options granted in 1999 vest incrementally over four-year periods following the date of grant and expire seven years after the date of grant. On February 2, 2000, 242,000 options were granted to employees under the Plan. On May 7, 2000 and August 8, 2000, a total of 80,000 options were granted to employees. On October 26, 2000, 3,500 options were granted to employees. All options vest over a four-year period. All options granted in 2000 expire seven years after the date of grant. The option price for options granted in 1999 and 2000 were not less than the fair market value per share on the date the options were granted. On April 1, 2003, the Company granted 12,500 options to employees under the Plan which expire April 1, 2008, and on September 23, 2003, granted 75,000 options to members of the Board of Directors which expire on September 23, 2010. On June 17, 2005 and August 4, 2005, 56,500 and 15,000 options respectively, were granted to employees under the Plan, which expire on June 16, 2012 and August 3, 2012, respectively. All of these options vest equally over a four-year period. On September 13, 2005, 105,000 options were granted to members of the Board of Directors which vest over three years and expire on September 12, 2012. On June 22, 2006, 10,000 options which vest equally over a four-year period were granted to an employee which expire on June 21, 2013.

2001 Stock Option Plan. In November 2006, we registered a non-qualified stock option plan (the "2001 Plan") shareholders approved in July 2001, covering key employees, officers, directors and other persons that may be considered as service providers to the Company. Options may be awarded by the Board of Directors or by a committee appointed by the Board of Directors. Under the 2001 Plan, an aggregate of 300,000 shares of our common stock are reserved for issuance or transfer upon the exercise of options which are granted. Unless otherwise provided in the option agreement, options granted under the 2001 Plan are exercisable in 25% installments commencing one year from the anniversary date of the grant. The purchase price of the common stock under each option granted under the 2001 Plan is established by the Board of Directors provided, that the exercise price per share shall not be less than the closing price of the Company's common stock on the date the option is granted. The stock options generally expire five years after the date of grant. The 2001 Plan shall terminate on July 22, 2011. No options have been granted under the 2001 Plan.

                    CHANGE IN CONTROL OR OTHER ARRANGEMENTS

Except for the foregoing, there are no other arrangements for compensation of Directors and there are no employment contracts between the Company and its Directors or any change in control arrangements.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons who own more than ten percent of a registered class of the equity securities of the Company ("Reporting Persons") to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission and NASDAQ. In addition, Reporting Persons are required to furnish the Company with copies of all Forms 3, 4 and 5 they file. Based solely on the Company's review of (a) the copies of such reports and amendments thereto furnished to the Company by the Reporting Persons and (b) written representations from the Reporting Persons that no other reports were required, during the Company's fiscal year ended December 31, 2006, all of the filings for such Reporting Persons were made on a timely basis, except for the following: (i) two reports filed by Mr. Bruce Swan - one filed on Form 4 on March 16, 2006 to report an exercise of options; and one filed on Form 4 on December 13, 2006 to report a sale of common shares; (ii) one report filed by Mr. Alan J. Temple, Jr. on Form 4 on September 27, 2006 to report an exercise of options.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

None of the Company's officers or employees serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company's Board of Directors.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Martin J. Teitelbaum serves as a director and our outside general counsel. The company incurred legal fees for Mr. Teitelbaum's professional services of approximately $34,000 and $35,000 for the years ended December 31, 2006 and 2005, respectively. As of December 31, 2006 and 2005, unpaid legal fees of approximately $43,000 and $35,000 respectively were due Mr. Teitelbaum for services rendered.

       PROPOSAL 2: RATIFICATION OF INDEPENDENT REGISTERED ACCOUNTING FIRM

The Audit Committee has appointed Moore Stephens P.C. as the Company's independent public accountants for the fiscal year ending December 31, 2007. The submission of the appointment of Moore Stephens P.C. is not required by law or by the Company's Bylaws. The Board of Directors is nevertheless submitting it to the Shareholders to ascertain their views. If the Shareholders do not ratify the appointment, the selection of other independent public accountants will be considered by the Audit Committee. If Moore Stephens P.C. shall decline to accept or become incapable of accepting its appointment, or if its appointment is otherwise discontinued, the Audit Committee will appoint other independent public accountants. Moore Stephens P.C. has served as the Company's independent public accountants since 2005. The Board expects that a representative of Moore Stephens P.C. will be present at the Annual Meeting to respond to appropriate questions from Shareholders, and the Board will provide this representative with an opportunity to make a statement if he or she desires to do so.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL 2 TO APPROVE THE SELECTION OF MOORE STEPHENS, P.C. AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 2007.

Audit and Non-Audit Fees

The following table sets forth the fees billed to us by Moore Stephens, P.C. during the years ended December 31, 2006 and 2005 for: (i) services rendered for the audit of our financial statements and the review of our quarterly financial statements, (ii) services by Moore Stephens, P.C. that are reasonably related to the performance of the audit or review of our financial statements and that are not reported as audit fees, (iii) services rendered in connection with tax compliance, tax advice and tax planning and (iv) all other fees for services rendered.

                                      Year Ended              Year Ended
                                    Dec. 31, 2006           Dec. 31, 2005
                                    -------------           -------------
Audit Fees                               $68,250                $77,250
Audit-Related Fees (1)                        --                   --
Tax Fees                                   8,500                 10,215
All Other Fees                               750                   --
                                    -----------------       -----------------
         Total Fees                      $77,500                $87,465

-------------------------
(1) Accounting and reporting advisory services related to regulatory filings and acquisition activities.

Pre-Approval Policy

The Company pre-approved all of the above described audit and non-audit services provided by Moore Stephens, P.C. and has pre-approved similar services to be rendered during fiscal year 2007. The Audit Committee believes the rendering of these services is not incompatible with Moore Stephens, P.C. maintaining their independence.

                          REPORT OF THE AUDIT COMMITTEE

The Audit Committee Report that follows shall not be deemed to be incorporated by reference into any filing made by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, notwithstanding any general statement contained in any such filing incorporating this proxy statement by reference, except to the extent the Company incorporates such Report by specific reference.

We have reviewed and discussed the audited financial statements for the year ended December 31, 2006 with the Company's management and have discussed with Moore Stephens, P.C., the Company's independent public accountants, the matters required to be discussed by Statement on Auditing Standards No. 61, (Codification of Statements on Auditing Standards) as amended. In addition, we have received from Moore Stephens, the written disclosures and the letter required by the Independence Standards Board Standard No. 1, (Independence Discussions with Audit Committees), and have discussed Moore Stephens, P.C.'s independence with them.

Based on these reviews and discussions, we recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2006.

                                   The Audit Committee

                                   Conrad J. Gunther
                                   Alan H. Temple, Jr.
                                   Bruce T. Swan

             PROPOSAL 3: APPROVAL OF THE 2007 SHARE INCENTIVE PLAN

At the Annual Meeting, shareholders will be asked to approve the Company's 2007 Share Incentive Plan (the "2007 Plan"), which was adopted by the Board of Directors subject to approval by the Company's shareholders. The Company's Board of Directors considers the 2007 Plan to be important to: (i) aid in maintaining and developing key employees capable of assuring the future success of the Company and to offer such personal incentives to put forth maximum efforts for the success of the Company's business; (ii) to enhance the Company's ability to attract and retain the services of experienced and knowledgeable outside directors; and (iii) to afford such key employees and outside directors an opportunity to acquire a proprietary interest in the Company, thereby aligning their interests with the interests of the Company's shareholders.

Summary of the New Plan

The following summary of the main features of the 2007 Plan is qualified in its entirety by reference to the complete text of the 2007 Plan, which is set forth as Exhibit A to this Proxy Statement. For purposes of the discussion contained in this Proposal No. 3, all capitalized terms shall have the meaning proscribed to such terms in the 2007 Plan, except as otherwise provided.

The 2007 Plan  authorizes  the  grant and  issuance  of two  different  types of
Awards: Options ("Stock Options"), which can qualify as "incentive stock options" under the Internal Revenue Code (the "Code"), or as "non-qualified stock options;" and Restricted Stock, which is stock that is contingent on an employee satisfying conditions, including without limitation continued employment, passage of time or satisfaction of performance criteria.

o    The 2007 Plan has a number of special terms and limitations, including:
o The exercise price for Stock Options granted under the 2007 Plan must at least equal the Shares' fair market value at the time the Stock Option is granted;
o The 2007 Plan expressly states that Stock Options granted under it can not be "repriced," as defined in the 2007 Plan, without shareholder approval;
o 750,000 shares, are proposed to be available for granting any Award under the 2007 Plan; and
o Shareholder approval is required for certain types of amendments to the 2007 Plan.

Eligibility

Any Key Employee, including any Key Employee who is an officer or director of the Company or any Affiliate, any Outside Director or a third party consultant to the Company or any Affiliate shall be eligible to be designated a Participant; provided however, that an Incentive Stock Option shall not be granted to: (1) an Outside Director; or (2) an employee of an Affiliate unless such Affiliate is also a "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Code.

Administration

The 2007 Plan will be administered by the Committee, although the Board of Directors may exercise any authority of the Committee under the 2007 Plan in lieu of the Committee's exercise therof.

Subject to the terms of the Plan and applicable law, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or with respect to which payments are to be calculated in connection with) Awards; (iv) determine the terms and conditions of any Award or Award Agreement; (v) amend the terms and conditions of any Award or Award Agreement and accelerate the exercisability of Options or the lapse of restrictions relating to Restricted Stock; (vi) determine whether to, to what extent and under what circumstances Awards may be exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited or suspended; (vii) determine whether, to what extent and under what circumstances cash or Shares payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or the Committee; (viii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (ix) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

Shares Available for Awards

The aggregate number of Shares that can be issued under the 2007 Plan may not exceed 750,000 (including pursuant to Incentive Stock Options). If any Shares covered by an Award or to which an Award relates are not purchased or are forfeited or if an Award otherwise terminates without the delivery of any shares or cash payments to be received thereunder, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture or termination, shall again be available for granting Awards under the Plan. In addition, any shares that are used by a Participant as full or partial payment to the Company of the purchase price of Shares acquired upon exercise of an Option or satisfy applicable tax withholding requirements (including social insurance requirements) upon the exercise or vesting of an Award shall again be available for granting Awards.

In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or securities or other property) which thereafter may be made the subject of Awards, (ii) the number and type of Shares (or securities or other property) subject to outstanding Awards and (iii) the exercise price with respect to any Award; provided, however, that the number of Shares covered by any Award or to which such Award relates shall always be a whole number.

Awards

The 2007 Plan  authorizes  the  grant and  issuance  of the  following  types of
Awards: Stock Options and Restricted Stock.

Stock Options

Subject to the express provisions of the 2007 Plan and as discussed in this paragraph, the Committee has discretion to determine the vesting schedule of Stock Options, the events causing a Stock Option to expire, the number of shares subject to any Stock Option, the restrictions on transferability of a Stock Option, and such further terms and conditions, in each case not inconsistent with the 2007 Plan, as may be determined from time to time by the Committee. The 2007 Plan expressly provides that the Company cannot "reprice" Stock Options without shareholder approval. The exercise price for Stock Options may not be less than 100% of the fair market value of the Common Stock (as determined pursuant to the 2007 Plan) at the time the Stock Option is granted. The term of each Option shall be fixed by the Committee, but such term shall not exceed 10 years from the date on which such Option is granted. The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash and or shares having a Fair Market Value on the exercise date equal to the relevant exercise price) in which payment of the exercise price with respect thereto may be made or deemed to have been made.

Restricted Stock

The Committee may make Awards of restricted stock to participants, which will be subject to restrictions on transferability and other restrictions as the Committee may impose, including, without limitations on the right to vote restricted stock or the right to receive dividends, if any, on the restricted stock. These Awards may be subject to forfeiture and reacquired by the Company upon any conditions or criteria established by the Committee, including without limitation termination of employment or upon resignation or removal as an Outside Director during the applicable restriction period.

Amendments and Termination

The Board of Directors of the Company may amend, alter, suspend, discontinue or terminate the Plan; provided, however, that, notwithstanding any other provision of the Plan or any Award Agreement, without the approval of the shareholders of the Company, no such amendment, alteration, suspension, discontinuation or termination shall be made that:

o change the maximum number of shares of Common Stock for which Awards may be granted under this Plan;
o    extend the term of this Plan; or
o    change the class of persons eligible to participate in the Plan.

The Committee may amend, alter or discontinue an Award made under the Plan which would impair the rights of any Award holder, without such holder's consent, under any Award theretofore granted; provided that no such consent shall be required if the Committee determines in its sole discretion and prior to the date of any change in control, recapitalization, stock dividend, stock split, reorganization, merger, consolidation or similar type transaction that such amendment or alteration either is required or advisable in order for the

Company, the Plan or any Award granted to satisfy any law or regulation or to meet the requirements of any accounting standard.

No Award granted under the 2007 Plan shall be granted pursuant to the 2007 Plan more than 10 years after the date of the Company's Shareholder's adoption of the 2007 Plan.

Income Tax Withholding; Tax Bonuses

Withholding. In order to comply with all applicable federal, state or foreign income tax or social insurance contribution laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal, state or foreign payroll, withholding, income, social insurance contributions or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. In order to assist a Participant in paying all federal, state and foreign taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (i) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes or (ii) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes. The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

Tax Bonuses. The Committee, in its discretion, shall have the authority, at the time of grant of any Award under this Plan or at any time thereafter to approve bonuses to designated Participants to be paid upon their exercise or receipt of (or the lapse of restrictions relating to) Awards in order to provide funds to pay all or a portion of federal, state and foreign taxes due as a result of such exercise or receipt (or the lapse of such restrictions). The Committee shall have full authority in its discretion to determine the amount of any such tax bonus.

Tax Effect to Company

The Company generally will be entitled to a tax deduction in connection with an Award under the 2007 Plan in an amount equal to the compensation income (ordinary income) realized by a Participant and at the time the Participant recognizes such income (for example, the exercise of a NQSO). Special rules limit the deductibility of compensation paid to certain Covered Employees of the Company (as defined by Section 162(m) of the Code, the annual compensation paid to any of these Covered Employees will be deductible only to the extent that does not exceed $1,000,000 or if the compensation is paid solely on account of attaining one or more pre-established, objective performance goals. The 2007 Plan has been constructed such that some Awards in the Committee's discretion may qualify as "performance-based compensation" under Section162(m) of the Code and thus would be deductible even if the total compensation paid to the Covered Employee is in excess of $1,000,000. However, whether an Award will qualify under Section 162(m) as "performance-based compensation" will depend on the terms, conditions and type of the Award issued to the Covered Employee. For example, grants of Stock Options or Restricted Stock often vest only according to the optionee's or grantee's length of employment rather than pre-established performance goals. Therefore, the compensation derived from the Awards made to Covered Employees may not be deductible by the Company to the extent the Covered Employee's total compensation exceeds $1,000,000.

Vote Required

Assuming a quorum is present at the Annual Meeting, the affirmative vote of a majority of votes cast by the holders of Common Stock represented and entitled to vote at the Annual Meeting is required to approve the 2007 Plan.

The Board believes that the approval of the 2007 Plan is in the Company's and the shareholder's best interests. The Company's non-employee directors have an interest in the proposal to adopt the 2007 Plan since each is an eligible Participant in Awards under the 2007 Plan.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL 3 TO APPROVE THE 2007 EMPLOYEE SHARE INCENTIVE PLAN.

           DEADLINE FOR SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

Shareholder proposals intended to be considered for inclusion in the proxy statement for presentation at the Company's 2008 Annual Meeting of Shareholders must be received at the Company's offices at 1860 Smithtown Avenue, Ronkonkoma, New York 11779, no later than April 14, 2008 for inclusion in the Company's proxy statement and proxy card relating to such meeting. Such proposals must comply with applicable SEC rules and regulations.

In order for any proposal that is not submitted for inclusion in next year's proxy statement (as described in the preceding paragraph) to be presented directly at next year's annual meeting, we must receive notice of the proposal prior to June 28, 2008. If such notice is received, proxies may be voted at the discretion of management if we advise Shareholders in next year's proxy statement about the nature of the matter and how management intends to vote on such matter.

                                  OTHER MATTERS

The Board of Directors is not aware of any other matter other than those set forth in this proxy statement that will be presented for action at the Annual Meeting. If other matters properly come before the Annual Meeting, the persons appointed as proxies intend to vote the shares they represent in accordance with their best judgement in the interest of the Company.

DOCUMENTS INCLUDED WITH THIS PROXY STATEMENT

WE ARE PROVIDING HEREWITH, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB, WITHOUT EXHIBITS, FOR THE YEAR ENDED DECEMBER 31, 2006, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES FILED THEREWITH. IF ANY PERSON RECEIVES THIS PROXY WITHOUT THE FOREGOING DOCUMENTS, THE COMPANY UNDERTAKES TO PROVIDE, WITHOUT CHARGE, UPON A WRITTEN OR ORAL REQUEST OF SUCH PERSON AND BY FIRST CLASS MAIL OR OTHER EQUALLY PROMPT MEANS WITHIN ONE BUSINESS DAY OF RECEIPT OF SUCH REQUEST, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 2006, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES FILED THEREWITH. WRITTEN REQUESTS FOR SUCH REPORTS SHOULD BE ADDRESSED TO THE OFFICE OF THE SECRETARY, CVD EQUIPMENT CORPORATION, 1860 SMITHTOWN AVENUE, RONKONKOMA, NEW YORK 11779. THE COMPANY'S TELEPHONE NUMBER AT SUCH OFFICE IS (631) 981-7081.

WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE.

By Order of the Board of Directors

                                    EXHBIT A

                            CVD EQUIPMENT CORPORATION
                            2007 SHARE INCENTIVE PLAN


Section 1. Purpose.

     The purposes of the CVD Equipment Corporation Share Incentive Plan (the "Plan") are to: (i) aid in maintaining and developing key employees capable of assuring the future success of CVD Equipment Corporation (the "Company"), and to offer such personnel incentives to put forth maximum efforts for the success of the Company's business; (ii) to enhance the Company's ability to attract and retain the services of experienced and knowledgeable outside directors; and
(iii) to afford such key employees and outside directors an opportunity to acquire a proprietary interest in the Company, thereby aligning their interests with the interests of the Company's shareholders.

Section 2. Definitions.

     As used in the Plan, the following terms shall have the meanings set forth below:

     (a) "Affiliate" shall mean (i) any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, as determined by the Committee.

     (b) "Award" shall mean any Option or Restricted Stock granted under the Plan.

     (c) "Award Agreement" shall mean any written agreement, contract or other instrument or document evidencing any Award granted under the Plan.

     (d) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

     (e) "Committee" shall mean a committee of the Board of Directors of the Company designated by such Board to administer the Plan and composed of not less than three directors, each of whom is a "Non-Employee Director" within the meaning of Rule 16b-3.

     (f) "Fair Market Value" shall mean, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee. Notwithstanding the foregoing, for purposes of the Plan, the Fair Market Value of Shares on a given date shall be the closing price of the Shares on such date on The Nasdaq Capital Market ("NASDAQ").

     (g) "Incentive Stock Option" shall mean an option granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

     (h) "Key Employee" shall mean any employee of the Company or any Affiliate who the Committee determines to be a key employee.

     (i) "Non-Qualified Stock Option" shall mean an option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.

     (j) "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

     (k) "Outside Director" shall mean each member of the Board of Directors of the Company that is not also an employee of the Company or any Affiliate of the Company.

     (l) "Participant" shall mean either (i) a Key Employee, (ii) an Outside Director, or (iii) a third party consultant to the Company or any Affiliate designated to be granted an Award under the Plan.

     (m)  "Person"  shall  mean  any   individual,   corporation,   partnership,
association or trust.

     (n) "Restricted Stock" shall mean any Share granted under Section 6(b) of the Plan.

     (o) "Rule 16b-3" shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation thereto.

     (p) "Shares" shall mean shares of Common Stock, $.01 par value, of the Company or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan.


Section 3. Administration.

     (a) Power and Authority of the Committee. The Plan shall be administered by the Board of Directors, or if the Board of Directors shall so designate, by the Committee. For purposes of this Plan, references to the Committee shall mean either the Board of Directors or the Committee if the Committee has been designated by the Board of Directors to administer the Plan. Subject to the terms of the Plan and applicable law, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or with respect to which payments are to be calculated in connection with) Awards; (iv) determine the terms and conditions of any Award or Award Agreement; (v) amend the terms and conditions of any Award or Award Agreement and accelerate the exercisability of Options or the lapse of restrictions relating to Restricted Stock; (vi) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited or suspended; (vii) determine whether, to what extent and under what circumstances cash or Shares payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or the Committee;
(viii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (ix) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Award and any employee of the Company or any Affiliate.

     (b) Meetings of the Committee. The Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as the Committee may determine. A majority of the Committee's members shall constitute a quorum. All determinations of the Committee shall be made by not less than a majority of its members. Any decision or determination reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary and may make such rules and regulations for the conduct of its business as it shall deem advisable.

Section 4. Shares Available for Awards.

     (a) Shares Available. Subject to adjustment as provided in Section 4(c), the number of Shares available for the granting of Awards under the Plan shall be 750,000. If any Shares covered by an Award or to which an Award relates are not purchased or are forfeited, or if an Award otherwise terminates without delivery of any Shares or cash payments to be received thereunder, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture or termination, shall again be available for granting Awards under the Plan. In addition, any Shares that are used by a Participant as full or partial payment to the Company of the purchase price of Shares acquired upon exercise of an Option or to satisfy applicable tax withholding requirements (including social insurance requirements) upon the exercise or vesting of an Award shall again be available for granting Awards.

     (b) Accounting for Awards. For purposes of this Section 4, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan.

     (c) Adjustments. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or securities or other property) which thereafter may be made the subject of Awards, (ii) the number and type of Shares (or securities or other property) subject to outstanding Awards and (iii) the exercise price with respect to any Award; provided, however, that the number of Shares covered by any Award or to which such Award relates shall always be a whole number.

Section 5. Eligibility.

     Any Key Employee, including any Key Employee who is an officer or director of the Company or any Affiliate, any Outside Director or a third party consultant to the Company or any Affiliate shall be eligible to be designated a Participant; provided, however, that an Incentive Stock Option shall not be granted to: (1) an Outside Director; or (2) an employee of an Affiliate unless such Affiliate is also a "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Code.

Section 6. Awards.

     (a) Options. The Committee is hereby authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

          (i) Exercise Price. The purchase price per Share purchasable under an Option shall be determined by the Committee; provided, however, that such purchase price shall not be less than the Fair Market Value of the Shares on the date such option is granted.

          (ii) Option Term. The term of each Option shall be fixed by the Committee, but such term shall not exceed 10 years from the date on which such Option is granted.

          (iii) Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, other securities, other Awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price) in which payment of the exercise price with respect thereto may be made or deemed to have been made.


     (b) Restricted Stock. The Committee is hereby authorized to grant Awards of Restricted Stock. to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

          (i) Restrictions. Shares of Restricted Stock shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate.

          (ii) Stock Certificates. Any Restricted Stock granted under the Plan shall be evidenced by issuance of a stock certificate or certificates. Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock.

Forfeiture; Delivery of Shares. Except as otherwise determined by the Committee, upon termination of employment or upon resignation or removal as an Outside Director (as determined under criteria established by the Committee) during the applicable restriction period, all Shares of Restricted Stock at such time subject to restriction shall be forfeited and reacquired by the Company; provided, however, that the Committee may, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock. Shares representing Restricted Stock that are no longer subject to restrictions shall be delivered to the holder thereof promptly after the applicable restrictions lapse or are waived.

(c)     General.

          (i) No Cash Consideration for Awards. Except as otherwise determined by the Committee, Awards shall be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law.

          (ii) Awards May Be Granted Separately or Together. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any plan of the Company or any Affiliate other than the Plan. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any such other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

          (iii) Forms of Payment Under Awards. Subject to the terms of the Plan and of any applicable Award Agreement, payments to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in Shares, cash or a combination thereof as the Committee shall determine, and may be made in a single payment, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installments or deferred payments.

          (iv) Limits On Transfer of Awards. No Award and no right under any such Award shall be assignable, alienable, salable or transferable by a Participant otherwise than by will or by the laws of descent and distribution; provided, however, that a Participant may, in the manner established by the Committee,

               (A) designate a beneficiary or beneficiaries to exercise the rights of the Participant and receive any property distributable with respect to any Award upon the death of the Participant, or

               (B) transfer a Non-Qualified Stock Option to any "family member" (as such term is used in Form S-8 under the Securities Act of 1933) of such Participant, provided that (1) there is no consideration for such transfer or such transfer is effected pursuant to a domestic relations order in settlement of marital property rights, and (2) the Non-Qualified Stock Options held by such transferees continue to be subject to the same terms and conditions (including restrictions or subsequent transfers) as were applicable to such Non-Qualified Stock Options immediately prior to their transfer.

Each Award or right under any Award shall be exercisable during the Participant's lifetime only by the Participant, by a transferee pursuant to a transfer permitted by clause (B) of this Section 6(c)(iv), or, if permissible under applicable law, by the Participant's or such transferee's guardian or legal representative. No Award or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

          (v) Term of Awards. Subject to the terms of the Plan, the term of each Award shall be for such period as may be determined by the Committee.

          (vi) Rule 16b-3 Six-Month Limitations. To the extent required in order to comply with Rule 16b-3 only, (a) any equity security offered pursuant to the Plan may not be sold for at least six months after acquisition, except in the case of death or disability, and (b) any derivative security issued pursuant to the Plan shall not be exercisable for at least six months, except in case of death or disability. Terms used in the preceding sentence shall, for the purposes of such sentence only, have the meanings, if any, assigned or attributed to them under Rule 16b-3.

          (vii) Restrictions; Securities Exchange Listing. All certificates for Shares delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations and other requirements of the Securities and Exchange Commission and any applicable federal, state or foreign securities laws, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions. If the Shares are traded on a securities exchange, the Company shall not be required to deliver any Shares covered by an Award unless and until such Shares have been admitted for trading on such securities exchange.

Section 7. Amendment and Termination; Adjustments.

     Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Award Agreement or in the Plan:

     (a) Amendments to the Plan. The Board of Directors of the Company may amend, alter, suspend, discontinue or terminate the Plan; provided, however, that, notwithstanding any other provision of the Plan or any Award Agreement, without the approval of the shareholders of the Company, no such amendment, alteration, suspension, discontinuation or termination shall be made that:

               (i) absent such approval, would cause Rule 16b-3 to become unavailable with respect to the Plan;

               (ii) requires the approval of the Company's shareholders under any rules or regulations of NASDAQ, or, if applicable National
          Association of Securities Dealers, Inc. or any securities exchange that are applicable to the Company; or

               (iii) requires the approval of the Company's shareholders under the Code in order to permit Incentive Stock Options to be granted under the Plan.

     (b) Amendments to Awards. The Committee may waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively, subject to Section 7(c) of the Plan. The Committee may not amend, alter, suspend, discontinue or terminate any outstanding Award, prospectively or retroactively, without the consent of the Participant or holder or beneficiary thereof.

     (c)  Prohibition on Option  Repricing.  The Committee  shall not reduce the exercise price of any outstanding Option, whether through amendment, cancellation or replacement grants, or any other means, without shareholder approval.

     (d) Correction of Defects, Omissions and Inconsistencies. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

Section 8. Income Tax Withholding; Tax Bonuses.

     (a) Withholding. In order to comply with all applicable federal, state or foreign income tax or social insurance contribution laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal, state or foreign payroll, withholding, income, social insurance contributions or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. In order to assist a Participant in paying all federal, state and foreign taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (i) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes or (ii) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes. The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

     (b) Tax Bonuses. The Committee, in its discretion, shall have the authority, at the time of grant of any Award under this Plan or at any time thereafter to approve bonuses to designated Participants to be paid upon their exercise or receipt of (or the lapse of restrictions relating to) Awards in order to provide funds to pay all or a portion of federal, state and foreign taxes due as a result of such exercise or receipt (or the lapse of such restrictions). The Committee shall have full authority in its discretion to determine the amount of any such tax bonus.

Section 9. General Provisions.

     (a) No Rights to Awards. No Key Employee, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Key Employees, Participants or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to different Participants.

     (b) Delegation. The Committee may delegate to one or more officers of the Company or any affiliate or a committee of such officers the authority, subject to such terms and limitations as the Committee shall determine, to grant Awards to Key Employees who are not officers or directors of the Company for purposes of Section 16 of the Securities Exchange Act of 1934, as amended.

     (c) Terms of Awards. The specific terms of an Award pursuant to the Plan shall be set forth in an Award Agreement duly executed (by manual, facsimile or electronic signature) on behalf of the Company.

     (d) No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

     (e) No Right to Employment or Directorship. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate or any right to remain as a member of the Board of Directors, as the case may be. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment (or remove an Outside Director), free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

     (f) Governing Law. The validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of New York, without regard to its conflicts of laws principals.

     (g) Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

     (h) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

     (i) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

     (j) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

Section 10. Effective Date of the Plan.

     The Plan shall be effective as of the date of its approval by the shareholders of the Company.

Section 11. Term of the Plan.

     Awards shall be granted under the Plan during a period commencing the date the Plan was approved by the shareholders of the Company, through a date which is ten (10) years from the date of such shareholder approval. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond the ending date of the period stated above, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board of Directors of the Company to amend the Plan, shall extend beyond the end of such period.

                            CVD EQUIPMENT CORPORATION

                         Annual Meeting of Shareholders
                                December 12, 2007

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned Shareholder of CVD Equipment Corporation (the "Company") hereby constitutes and appoints Leonard A. Rosenbaum and Glen R. Charles, and each of them, his true and lawful attorneys and proxies, with full power of substitution in and for each of them, to vote all of the shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders (the "Annual Meeting") to be held at the Company's headquarters located at 1860 Smithtown Avenue, Ronkonkoma, New York 11779 at 10:00 A.M., Eastern Standard Time, on December 12, 2007 or at any postponement or adjournment thereof, on any and all of the proposals contained in the Notice of Annual Meeting of Shareholders (the "Notice"), with all the powers the undersigned would possess if present personally at said meeting, or at any postponement thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL PROPOSALS.

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

                 Please Detach and Mail in the Envelope Provided
                           [X] Please mark your votes
                            as in this example using
                                 dark ink only.

1. The election of the following nominees to the Company's Board of Directors to serve until the 2008 Annual Meeting of Shareholders: Leonard A. Rosenbaum, Martin J. Teitelbaum, Alan H. Temple, Jr., Conrad J. Gunther and Bruce T. Swan.

                        FOR [   ]                    WITHHOLD [   ]
                        all nominees                 AUTHORITY
                        listed at right              to vote for all
                        (except as marked            nominees listed at right
                        to the contrary above)

     INSTRUCTION: To withhold authority to vote for any individual nominee(s), draw a line through the name of the nominee(s) above.

2. The ratification of the appointment of Moore Stephens, P.C. as the Company's independent public accountants for the year ending December 31, 2007.

                  FOR                    AGAINST                 ABSTAIN
                  [    ]                 [    ]                   [    ]

3.   The approval of the 2007 Employee Share Incentive Plan

                  FOR                    AGAINST                 ABSTAIN
                  [    ]                 [    ]                   [    ]


4. In their discretion, the proxyholders are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof, all as set out in the Notice and Proxy Statement relating to the Annual Meeting, receipt of which are hereby acknowledged.


Please sign exactly as your name appears and return this proxy card immediately in the enclosed stamped self-addressed envelope.

Signature(s)  ____________________           Signature  _____________________
Dated:  _________________

NOTE:Please mark, date and sign exactly as name(s) appear on this proxy and return the proxy card promptly using the enclosed envelope. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. Executives, administrators, trustees, etc. should state full title or capacity. Joint owners should each sign. If signer is a partnership, please sign in partnership name by authorized person.